EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM T-1

              Statement of Eligibility and Qualification Under the
                  Trust Indenture act of 1939 of a Corporation
                          Designated to Act as Trustee


                         U.S. BANK NATIONAL ASSOCIATION
                     F.K.A. FIRST BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

   United States                                       41-0417860
(State of Incorporation)                   (I.R.S. Employer Identification No.)

 111 E. Wacker Drive, Suite 3000
     Chicago, Illinois                                  60601
(Address of Principal Executive                       (Zip Code)
     Offices)


                         BARNETT AUTO RECEIVABLES CORP.
             (Exact name of registrant as specified in its charter)


    New York                                            APPLICATION PENDING
(State of Incorporation)                                 (I.R.S. Employer
                                                      Identification No.)

  270 South Service Road
   Melville, New York                                       11747
(Address of Principal Executive                           (Zip Code)
   Offices)


                               Asset-Backed Notes
                       (Title of the Indenture Securities)

                                     GENERAL

1.  GENERAL INFORMATION Furnish the following information as to the Trustee.

         (a) Name and address of each examining or supervising authority to which it is subject. Comptroller of the Currency Washington, D.C.

         (b)   Whether it is authorized to exercise corporate trust powers.
                           (Yes)

2. AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.
                           None

         See Note following Item 16.

         Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

16. LIST OF EXHIBITS List below all exhibits filed as a part of this statement of eligibility and qualification.

         *1.      Copy of Articles of Association.

         *2.      Copy of Certificate of Authority to commence Business.

         *3. Authorization of the Trustee to exercise corporate trust powers (included in Exhibits 1 and 2; no separate instrument).

         *4.      Copy of existing By-Laws.

         5.       Copy of each Indenture referred to in Item 4. N/A

          6. The consents of the Trustee required by Section 321(b) of the act.

       **7. Copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.
         --------------

         *    INCORPORATED BY REFERENCE TO FILE NUMBER 333-30939
         **   INCORPORATED BY REFERENCE TO FILE NUMBER 333-26679

                                      NOTE

          The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, U.S. Bank National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Chicago and State of Illinois on the 15th day of August, 1997.

                                 U.S. BANK NATIONAL ASSOCIATION


                                  /S/MELISSA A. ROSAL
                                     MELISSA A. ROSAL
                                     Vice President


/S/MICHAEL T. GOODWIN
   MICHAEL T. GOODWIN
   Assistant Secretary

                                    EXHIBIT 6

                                     CONSENT

          In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  August 15, 1997

                                U.S. BANK NATIONAL ASSOCIATION


                               /S/MELISSA A. ROSAL
                                MELISSA A. ROSAL
                                 Vice President